Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, Chief Executive Officer of Legg Mason Charles Street Trust, Inc. (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Mark R. Fetting	11/29/04
Mark R. Fetting President	Date

Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Charles Street Trust, Inc. (“Trust”), certify, that to my knowledge:

1. The Trust’s periodic report on Form N-CSR for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Marie K. Karpinski	11/29/04
Marie K. Karpinski Vice President and Treasurer	Date